                                                                      EXHIBIT d

                       CALAMOS STRATEGIC TOTAL RETURN FUND
                    A STATUTORY BUSINESS TRUST (THE "TRUST")

                          FORM OF SPECIMEN CERTIFICATE

NUMBER                                                     SHARES
-------                                                    ------
                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                                          NEW YORK
                                                  CUSIP NO. [____________]
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF

Calamos Strategic Total Return Fund, a series of the Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile signatures of its duly authorized officers

DATED:

________________________________             ___________________________________
     James S. Hamman, Jr.                        John P. Calamos
     Secretary                                   President

                                        COUNTERSIGNED AND REGISTERED;
                                        THE BANK OF NEW YORK

                                        TRANSFER AGENT AND REGISTRAR

                                        BY _____________________________________
                                                AUTHORIZED SIGNATURE

                       CALAMOS STRATEGIC TOTAL RETURN FUND

         The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common        UNIF GIFT MIN ACT - _____ Custodian ______
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

                                                   Act__________________________
                                                            (State)
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

         For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
______________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________
________________________________________________________________________________
Attorney to transfer the said Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated:___________________________            ___________________________________
                                             Signature

                                                     NOTICE: THE SIGNATURE(S)
                                             TO THIS ASSIGNMENT MUST CORRESPOND
                                             WITH THE NAME AS WRITTEN UPON THE
                                             FACE OF THE CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT OR ENLARGEMENT,
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.